                                 EXHIBIT 10.1

                          FORM OF TRANSITION PROPERTY
                          PURCHASE AND SALE AGREEMENT

                                                               [Draft--10/25/97]

                                                                    EXHIBIT 10.1

________________________________________________________________________________


                TRANSITION PROPERTY PURCHASE AND SALE AGREEMENT


                                    between


                                 [NAME OF SPE]


                                  Note Issuer


                                      and


                               [NAME OF UTILITY]


                                    Seller



                           Dated as of [    ], 1997


________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  Definitions
                                  -----------
SECTION 1.01.  Definitions.............................................      1
SECTION 1.02.  Other Definitional Provisions...........................      6


                                  ARTICLE II

                       Conveyance of Transition Property
                       ---------------------------------
SECTION 2.01.  Conveyance of Transition Property.......................      7

                                  ARTICLE III

                   Representations and Warranties of Seller
                   ----------------------------------------
SECTION 3.01.  Organization and Good Standing..........................      8
SECTION 3.02.  Qualification...........................................      9
SECTION 3.03.  Power and Authority.....................................      9
SECTION 3.04.  Binding Obligation......................................      9
SECTION 3.05.  No Violation............................................     10
SECTION 3.06.  No Proceedings..........................................     11
SECTION 3.07.  Approvals...............................................     11
SECTION 3.08.  The Transition Property.................................     12
SECTION 3.09.  Outstanding Indenture...................................     16

                                  ARTICLE IV

                            Covenants of the Seller
                            -----------------------
SECTION 4.01.  Corporate Existence.....................................     16
SECTION 4.02.  No Liens................................................     17
SECTION 4.03.  Delivery of Collections.................................     17
SECTION 4.04.  Notice of Liens.........................................     17
SECTION 4.05.  Compliance With Law.....................................     17
SECTION 4.06.  Covenants Related to the
                 Transition Property...................................     18
SECTION 4.07.  Protection of Title.....................................     19
SECTION 4.08.  Nonpetition Covenants...................................     20
SECTION 4.09.  Taxes...................................................     21

                                                                  Contents, p.ii

                                   ARTICLE V

                                  The Seller
                                  ----------
SECTION 5.01.  Liability of Seller; Indemnities........................     21
SECTION 5.02.  Merger or Consolidation of, or Assumption
                of the Obligations of, Seller...........................    24
SECTION 5.03.  Limitation on Liability of Seller and
                Others..................................................    25

                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------
SECTION 6.01.  Amendment...............................................     26
SECTION 6.02.  Notices.................................................     27
SECTION 6.03.  Assignment..............................................     28
SECTION 6.04.  Limitations on Rights of Others.........................     29
SECTION 6.05.  Severability............................................     29
SECTION 6.06.  Separate Counterparts...................................     29
SECTION 6.07.  Headings................................................     30
SECTION 6.08.  Governing Law...........................................     30
SECTION 6.09.  Assignment to Note Trustee..............................     30
SECTION 6.10.  Limitation of Liability.................................     31

                    TRANSITION PROPERTY PURCHASE AND SALE

               AGREEMENT dated as of [_], 1997,between [NAME OF SPE], a Delaware limited liability company (the "Note Issuer"), and [NAME OF UTILITY], a California corporation ("Name of Utility"), as Seller (the "Seller").

          WHEREAS the Note Issuer desires to purchase the Transition Property created pursuant to the PU Code, the Financing Order and the Issuance Advice Letter; and

          WHEREAS the Seller is willing to sell such Transition Property to the
Note Issuer.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Definitions.  Whenever used in this Agreement, the
                         ------------
following words and phrases shall have the following meanings:

          "Agreement" means this Transition Property Purchase and Sale Agreement, as the same may be amended and supplemented from time to time.

          "Certificates" means the Series of Certificates issued under the Trust Agreement whose Series Issuance Date is the date of this Agreement.

          "Certificate Trustee" means the Person acting as certificate trustee under the Trust Agreement.

          "CPUC" means the California Public Utilities Commission or any successor in interest.

          "CPUC Regulations" has the meaning assigned to that term in the Servicing Agreement.

          "Customers" means existing and future Residential Customers and Small Commercial Customers.

          "Delaware Trustee" means the Person acting as Delaware trustee under the Trust Agreement.

          "Financing Order" means the order of the CPUC, Decision 97-09-[056] [Edison], issued as of as of [September 3] [Edison], 1997, which became effective on [October 9] [Edison], 1997.

          "FTA Charges" means the non-bypassable, usage-based, per kilowatt hour charges permitted to be levied upon the Customers by the Financing Order.

          "Indenture" means the Indenture dated as of [_], 1997, between the
Note Issuer and the Note Trustee, as the same may be amended and supplemented from time to time.

          "Infrastructure Bank" means the California Infrastructure and Economic Development Bank or any successor in interest.

          "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

          "Issuance Advice Letter" means Advice [______]-E (U39E), dated [________], 1997, filed with the CPUC by the Seller pursuant to the Financing Order.

          "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

          "Losses" has the meaning assigned to that term in Section 5.01(d).

          "Note Issuer" has the meaning set forth in the heading of this Agreement.

          "Notes" means the Series of Notes issued under the Indenture whose Series Issuance Date is the date of this Agreement.

          "Note Trustee" means the Person acting as trustee under the Indenture.

          "Officer's Certificate" means a certificate signed by the chairman of the board, the president, the vice chairman of the board, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Seller.

          "Opinion of Counsel" means one or more written opinions of counsel who may be an employee of or counsel to the party providing such opinion of counsel, which counsel shall be acceptable to the party receiving such opinion of counsel.

          "PU Code" means the California Public Utilities Code, as amended from time to time.

          "Residential Customers" means the existing and future residential consumers of electricity, as identified in the Financing Order, located in the service territory in which the Seller provided electricity services as of December 20, 1995.

          "Seller" means [Name of Utility] and its successors in interest to the extent permitted hereunder.

          "Servicer Default" means an event specified in Section 7.01 of the Servicing Agreement.

          "Servicing Agreement" means that certain Transition Property Servicing Agreement dated as of the date hereof between [Name of Utility], as Servicer, and the Note Issuer.

          "Small Commercial Customers" means the existing and future small commercial consumers of electricity, as identified in the Financing Order, located in the service territory in which the Seller provided electricity services as of December 20, 1995.

          "Statute" means Assembly Bill 1890, Chapter 854, California Statutes of 1996, signed into law by the Governor of California on September 23, 1996, as amended by Senate Bill 477, Chapter 275, California Statutes of 1997, signed into law by the Governor of California on [_], 1997, and as further amended from time to time.

          "Transition Costs" has the meaning assigned to that term in Section 840(f) of the PU Code.

          "Transition Property" means the "Transition Property" contemplated by the Financing Order and specifically described in the Issuance Advice Letter.

          "Trust Agreement" means the Amended and Restated Declaration and Agreement of Trust dated as of [_], 1997, among the Infrastructure Bank, the Delaware Trustee and the Certificate Trustee, as the same may be further amended and supplemented from time to time.

          SECTION 1.02.  Other Definitional Provisions.
                         ------------------------------
          (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

          (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                  ARTICLE II

                       Conveyance of Transition Property
                       ---------------------------------

          SECTION 2.01.  Conveyance of Transition Property.  In consideration of
                         ----------------------------------
the Note Issuer's delivery to or upon the order of the Seller of $[_], the Seller does hereby sell, transfer, assign, set over and otherwise convey to the
Note Issuer, without recourse (subject to the obligations herein), all right, title and interest of the Seller in and to the Transition Property (such sale, transfer, assignment, set over and conveyance of the Transition Property includes, to the fullest extent permitted by the Statute, the assignment of all revenues, collections, claims, rights, payments, money or proceeds of or arising from the FTA Charges pursuant to the Financing Order and the Issuance Advice Letter). Such sale, transfer, assignment, set over and conveyance is hereby expressly stated to be a sale and, pursuant to Section 844(a) of the PU Code, shall be treated as an absolute transfer of all of the Seller's right, title and interest (as in a true sale), and not as a pledge or other financing, of the Transition Property, other than for federal and state income and franchise tax purposes. [If such sale, transfer, assignment, set over and conveyance is held not to be a true sale as contemplated by Section 844(a) of the PU Code, then such sale, transfer, assignment, set over and conveyance shall be treated as a pledge of the Transition Property and the Seller shall be deemed to have granted a security interest to the Note Issuer in the Transition Property.] [Discuss need of back-up security interest]

                                  ARTICLE III

                   Representations and Warranties of Seller
                   ----------------------------------------

          The Seller makes the following representations and warranties, as of the Closing Date and as of such other dates as expressly provided in this
Article III, on which the Note Issuer has relied in acquiring the Transition Property. The representations and warranties shall survive the sale of the Transition Property to the Note Issuer and the pledge thereof to the Note Trustee pursuant to the Indenture.

          SECTION 3.01.  Organization and Good Standing.  The Seller is duly
                         -------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of California, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the requisite power, authority and legal right to own the Transition Property.

          SECTION 3.02.  Due Qualification.  The Seller is duly qualified to do
                         ------------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications, licenses or approvals (except where the failure to so qualify would not be reasonably likely to have a material adverse effect on the Seller's business, operations, assets, revenues, properties or prospects).

          SECTION 3.03.  Power and Authority.  The Seller has the requisite
                         --------------------
power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the Transition Property to be sold and assigned to the Note Issuer and the Seller has duly authorized such sale and assignment to the Note Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

          SECTION 3.04.  Binding Obligation.  This Agreement constitutes a
                         -------------------
legal, valid and binding obligation of the Seller enforceable in accordance with its terms, subject to applicable insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

          SECTION 3.05.  No Violation.  After giving effect to the release of
                         -------------
the lien of the [specify outstanding Indenture] on the Transition Property, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or any order, rule or regulation applicable to the Seller of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          SECTION 3.06.  No Proceedings.  Except as set forth on Schedule 3.06,
                         ---------------
there are no proceedings or investigations pending or, to the Seller's knowledge, threatened, before any court, Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties involving or relating to the Seller or the
Note Issuer or, to the Seller's knowledge, any other Person: (i) asserting the invalidity of this Agreement, the Indenture, the Trust Agreement or any of the other Basic Documents or the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture, the Trust Agreement or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, the Trust Agreement, any of the other Basic Documents or the Notes or the Certificates or (iv) which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

          SECTION 3.07.  Approvals.  No approval, authorization, consent, order
                         ----------
or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by the Seller of this Agreement, the performance by the Seller of the transactions contemplated hereby or the fulfillment by the Seller of the terms hereof, except those that have been obtained or made and those that the Seller, in its capacity as Servicer under the Servicing Agreement, is required to make in the future pursuant to Article IV of the Servicing Agreement.

          SECTION 3.08.  The Transition Property.
                         ------------------------

          (a)  Information.  At the Closing Date, all information provided by
               ------------
the Seller to the Note Issuer with respect to the Transition Property (including the Expected Amortization Schedule, the Financing Order and the Issuance Advice Letter) is correct in all material respects.

          (b)  Title.  It is the intention of the parties hereto that the
               ------
transfer and assignment herein contemplated constitute a sale of the Transition Property from the Seller to the Note Issuer and that the beneficial interest in and title to the Transition Property not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No portion of the Transition Property has been sold, transferred, assigned or pledged by the Seller to any Person other than the Note Issuer. At the Closing Date immediately prior to the sale hereunder and after giving effect to the release of the lien of the [describe Indenture], the Seller owns the Transition Property, free and clear of all Liens and rights of others, no offsets, defenses or counterclaims exist or have been asserted with respect thereto and [Name of Utility], in its capacity as Seller or Servicer, will not at any time assert any Lien against or with respect to any of the Transition Property.

          (c)  Transfer Filings.  At the Closing Date, the Transition Property
               -----------------
has been validly transferred and sold to the Note Issuer, the Note Issuer shall own all such Transition Property, free and clear of all Liens and rights of others, except for any statutory lien under Section 843(g) of the PU Code; and all filings to be made by the Seller (including filings with the CPUC under the PU Code) necessary in any jurisdiction to give the Note Issuer a first priority perfected ownership or security interest in the Transition Property have been made (subject to any statutory lien under Section 843(g) of the PU Code). No further action, other than any filings required by Sections 9-403(2)-(3), 9-306, 9-402(7) and 9-103 of the Uniform Commercial Code and Sections 843 and 844 of the PU

Code, is required to maintain such first priority perfected ownership or security interest (subject to any statutory lien under Section 843(g) of the PU
Code).

          (d)  Financing Order and Issuance Advice Letters; Other Approvals.  At
               -------------------------------------------------------------
the Closing Date, (i) the Financing Order and the Issuance Advice Letter have been duly authorized and adopted by the CPUC and are in full force and effect;
(ii) as of the issuance of the Certificates, the Certificates are entitled to the protections provided in the first sentences of Sections 841(c) and 842(d) of the PU Code and, accordingly, the Financing Order and the Issuance Advice Letter are not revocable by the State of California, the CPUC or the Seller; (iii) none of the State of California, the CPUC or the Infrastructure Bank may revoke, limit, alter or modify the FTA Charges, the Transition Property or the Financing Order or the Advice Letters relating thereto, and all rights thereunder until the Certificates, together with interest thereon, are fully met and discharged, unless adequate provision shall be made by law for the protection of the Certificateholders; (iv) the process by which the Financing Order and the Infrastructure Bank Resolution were adopted and approved and the Issuance Advice Letter was filed, and the Financing Order, the Issuance Advice Letter and the Infrastructure Bank Resolution themselves, comply with all applicable laws, rules and regulations, and there is no basis on which any Person could successfully cause a court or other administrative body to order the revocation, alteration, limitation or other impairment of the Financing Order, the Issuance Advice Letter, the Infrastructure Bank Resolution, the Transition Property or the FTA Charges or any rights arising under any of them or to cause any such court or administrative body to enjoin the performance of any obligations thereunder; and
(v) no other approval, authorization, consent, order or other action of, or filing with, any court, Federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation of the Transition Property, except those that have been obtained or made.

          (e)  Assumptions.  At the Closing Date, the assumptions used in
               ------------
calculating the FTA Charges related to the Transition Property are reasonable and made in good faith.

          (f)  Creation of Transition Property.  Upon the effectiveness of the
               --------------------------------
Issuance Advice Letter: (i) all of the Transition Property constitutes a current property right; (ii) the Transition Property includes, without limitation, (A) the right, title and interest in and to the FTA Charges, as adjusted from time to time, (B) the right to be paid the total amounts set forth in the Issuance Advice Letter, (C) the right, title and interest in and to all revenues, collections, claims, payments, money, or proceeds of or arising from the FTA Charges set forth in the Issuance Advice Letter, and (D) all rights to obtain adjustments to the FTA Charges pursuant to the Financing Order; and (iii) the holders of the Transition Property are entitled to recover the Transition Costs described in the Financing Order or the Issuance Advice Letter in the aggregate amount equal to the principal amount of the Notes and the Certificates, all interest thereon, the Overcollateralization Amount (as such term is defined in the Servicing Agreement) relating to the Notes and all related fees, costs and expenses in respect of the Notes and the Certificates until they have been paid in full.

          SECTION 3.09.  Outstanding Indenture.  On or prior to the Closing
                         ----------------------
Date, the Lien of the [specify outstanding indenture] on the Transition Property shall have been released.


                                  ARTICLE IV

                            Covenants of the Seller
                            -----------------------

          SECTION 4.01.  Corporate Existence.  So long as any of the Notes are
                         --------------------
outstanding, the Seller (a) will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and (b) will obtain and preserve its qualification to do business, in each case to the extent that in each such jurisdiction such existence or qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents to which the Seller is a party and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

          SECTION 4.02.  No Liens.  Except for the conveyances hereunder or any
                         ---------
statutory lien under Section 843(g) of the PU Code, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Transition Property, or any interest therein, and the Seller shall defend the right, title and interest of the Note Issuer and the Note Trustee in, to and under the Transition Property, against all claims of third parties claiming through or under the Seller.

          SECTION 4.03.  Delivery of Collections.  If the Seller receives
                         ------------------------
collections in respect of the FTA Charges or the proceeds thereof, the Seller agrees to pay the Servicer all payments received by the Seller in respect thereof as soon as practicable after receipt thereof by the Seller, but in no event later than two Business Days after such receipt.

          SECTION 4.04.  Notice of Liens.  The Seller shall notify the Note
                         ----------------
Issuer and the Note Trustee promptly after becoming aware of any Lien on any of the Transition Property other than the conveyances hereunder or under the Indenture or any statutory lien under Section 843(g) of the PU Code.

          SECTION 4.05.  Compliance with Law.  The Seller hereby agrees to
                         --------------------
comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to the Seller, except to the extent that failure to so comply would not adversely affect the Note Issuer's or the Note Trustee's interests in the Transition Property or under any of the Basic Documents or the Seller's performance of its obligations hereunder or under any of the other Basic Documents to which it is party.

          SECTION 4.06.  Covenants Related to Transition Property.
                         -----------------------------------------

          (a) So long as any of the Notes are outstanding, the Seller shall treat the Notes as debt for all purposes to the extent consistent with generally accepted accounting practices.

          (b) So long as any of the Notes are outstanding, the Seller shall indicate in its financial statements that it is not the owner of the Transition Property.

          (c) The Seller agrees that upon the sale by the Seller of the Transition Property to the Note Issuer pursuant to this Agreement, (i) to the fullest extent permitted by law, including applicable CPUC Regulations, the Note Issuer shall have all of the rights originally held by the Seller with respect to such Transition Property, including the right to exercise any and all rights and remedies to collect any amounts payable by any Customer in respect of such Transition Property, notwithstanding any objection or direction to the contrary by the Seller and (ii) any payment by any Customer to the Note Issuer shall discharge such Customer's obligations in respect of such Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by the Seller.

          (d) So long as any of the Notes are outstanding, other than for federal and state income and franchise tax purposes, (i) the Seller shall not make any statement or reference in respect of the Transition Property that is inconsistent with the ownership interest of the Note Issuer, and (ii) the Seller shall not take any action in respect of the Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents.

          SECTION 4.07.  Protection of Title.  The Seller shall execute and file
                         --------------------
such filings, including filings with the CPUC pursuant to the PU Code, and cause to be executed and filed such filings, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interests of the Note Issuer in the Transition Property, including all filings required under the Statute relating to the transfer of the ownership or security interest in the Transition Property by the Seller to the Note Issuer. The Seller shall deliver (or cause to be delivered) to the Note Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. [The Seller shall institute any action or proceeding necessary to compel performance by the CPUC or the State of California of any of their obligations or duties under the PU Code, the Financing Order or the Issuance Advice Letter.]

          SECTION 4.08.  Nonpetition Covenants.  Notwithstanding any prior
                         ----------------------
termination of this Agreement or the

Indenture, but subject to the CPUC's right to order the sequestration and payment of revenues arising with respect to the Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to the debtor, pledgor or transferor of the Transition Property pursuant to Section 843(e) and (g) of the PU Code, the Seller shall not, prior to the date which is one year and one day after the termination of the Indenture, acquiesce, petition or otherwise invoke or cause the Note Issuer or the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Note Issuer or the Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Note Issuer or the Trust or any substantial part of the property of the Note Issuer or the Trust, or ordering the winding up or liquidation of the affairs of the Note Issuer or the Trust.

          SECTION 4.09.  Taxes.  So long as any of the Notes are outstanding,
                         ------
the Seller shall, and shall cause each of its subsidiaries to, pay all material taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon; provided that no such tax need be paid if the Seller or one of its subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if the Seller or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

                                   ARTICLE V

                                  The Seller
                                  ----------

          SECTION 5.01.  Liability of Seller; Indemnities.
                         ---------------------------------

          (a) The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under the Agreement.

          (b) In the event of a breach by the Seller of the representations and warranties specified in Sections 3.08(d) and 3.08(f) [others?], the Seller shall repurchase the Transition Property from the Note Issuer at a purchase price equal to the then outstanding principal amount of the Notes and all accrued and unpaid interest thereon as of the repurchase date.

          (c) The Seller shall indemnify the Note Issuer, the Trust, the Note Trustee, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the Noteholders and the Certificateholders and each of their respective officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Noteholders or Certificateholders solely as a result of their ownership of Notes or Certificates, respectively) that may at any time be imposed on or asserted against any such Person as a result of the sale of the Transition Property to the Note Issuer, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes.

          (d) The Seller shall indemnify the Note Issuer, the Trust, the Note Trustee, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the Noteholders and the Certificateholders and each of their respective officers, directors and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Noteholders or Certificateholders solely as a result of their ownership of Notes or Certificates, respectively) that may be imposed on or asserted against any such Person under existing law as of the Closing Date as a result of the issuance and sale by the Note Issuer of the Notes, the issuance and sale by the Trust of the Certificates or the other transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes.

          (e) The Seller shall indemnify the Note Issuer, the Trust, the Note Trustee, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the Noteholders and the Certificateholders and each of their respective officers, directors, and agents for, and defend and hold harmless each such Person from and against, any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever (collectively, "Losses") that may be imposed on, incurred by or asserted against any such Person as a result of (i) the Seller's willful misconduct, bad faith or negligence in the performance of its duties or observance of its covenants under this Agreement, or the Seller's reckless disregard of its obligations and duties under this Agreement or (ii) the Seller's breach of any of its representations or warranties contained in this Agreement.

          (f) The Seller shall pay any and all taxes levied or assessed upon all or any part of the Trust Estate based on existing law as of the Closing Date.

          (g) Indemnification under Sections 5.01(c) through 5.01(f) shall survive the resignation or removal of the Note Trustee, the Certificate Trustee or the Delaware Trustee and the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including attorneys fees and expenses).

          SECTION 5.02.  Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, Seller.  Any Person (a) into which the Seller may be merged or
-----------------------
consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller hereunder, shall be the successor to the Seller under this Agreement without further act on the part of any of the parties to this Agreement; provided,
                                                                 --------
however, that (i) immediately after giving effect to such transaction, no
-------
representation or warranty made pursuant to Article III shall have been breached and (if the Seller is the Servicer) no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Note Issuer and the Note Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (iii) the Seller shall have delivered to the Note Issuer and the Note Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all filings to be made by the Seller, including filings with the CPUC pursuant to the PU Code, have been executed and filed that are necessary fully to preserve and protect the interest of the Note Issuer in the Transition Property and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii) and (iii) above shall be conditions to the consummation of any transaction referred to in clauses (a), (b) or (c) above.

          SECTION 5.03.  Limitation on Liability of Seller and Others.  The
                         --------------------------------- -----------
Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                  ARTICLE VI

                           Miscellaneous Provisions
                           ------------------------

          SECTION 6.01.  Amendment.  The Agreement may be amended by the Seller
                         ----------
and the Note Issuer, with the consent of the Note Trustee, but without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action
                                       --------  -------
shall not, as evidenced by an Officer's Certificate delivered to the Note Issuer and the Note Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended from time to time by the Seller and the Note Issuer, with the consent of the Note Trustee and the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes [of all Series], for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided,
                                                                --------
however, that no such amendment shall (a) increase or reduce in any manner the
-------
amount of, or accelerate or delay the timing of, FTA Collections or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes.

          Promptly after the execution of any such amendment or consent, the
Note Issuer shall furnish written notification of the substance of such amendment or consent to the Note Trustee and each of the Rating Agencies.

          It shall not be necessary for the consent of Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Note Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Note Trustee may, but shall not be obligated to, enter into any such amendment which affects the Note Trustee's own rights, duties or immunities under this Agreement or otherwise.

          SECTION 6.02.  Notices.  All demands, notices and communications upon
                         --------
or to the Seller, the Note Issuer, the

Note Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, mailed or sent by telecopy or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to [Name of Utility], [_], Attention of [_] ([_]), (b) in the case of the Note Issuer, to [Name of SPE], [_], Attention of [_], (c) in the case of the Note Trustee, at the Corporate Trust Office, (d) in the case of the Infrastructure Bank, to [_], [_], Attention of [_], (e) in the case of the Certificate Trustee, to [_], [_], Attention of [_], (f) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (g) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (h) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, NY 10004, Attention of [_], [(i) in the case of Duff & Phelps, to Duff & Phelps Credit Rating Company, 55 East Monroe Street, Suite 3500, Chicago, IL 60603, Attention of [_]_] or (i) as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 6.03.  Assignment.  Notwithstanding anything to the contrary
                         -----------
contained herein, except as pro-
vided in Section 5.02, this Agreement may not be assigned by the Seller.

          SECTION 6.04.  Limitations on Rights of Others.  The provisions of
                         --------------------------------
this Agreement are solely for the benefit of the Seller, the Note Issuer, the Note Trustee, the Trust, the Certificate Trustee, the Delaware Trustee, the Infrastructure Bank, the Noteholders and the Certificateholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Transition Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 6.05.  Severability.  Any provision of this Agreement that is
                         -------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 6.06.  Separate Counterparts.  This Agreement may be executed
                         ----------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.07.  Headings.  The headings of the various Articles and
                         ---------
Sections herein are for convenience of
reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 6.08.  Governing Law.  This Agreement shall be construed in
                         --------------
accordance with the laws of the State of California, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 6.09.  Assignment to Note Trustee.  The Seller hereby
                         ---------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Note Issuer to the Note Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Note Issuer in, to and under the Transition Property and the proceeds thereof and the assignment of any or all of the Note Issuer's rights and obligations hereunder to the Note Trustee.

          SECTION 6.10.  Limitation of Liability.  It is expressly understood
                         ------------------------
and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Note Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Bankers Trust Company, but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any Person claiming by, through or under such parties and (d) under no circumstances shall Bankers Trust Company, be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        [NAME OF SPE], Note Issuer,

                                           by
                                             ___________________________________
                                             Title:


                                        [NAME OF UTILITY], Seller,

                                           by
                                             ___________________________________
                                             Title:

Acknowledged and Accepted:

BANKERS TRUST COMPANY, not
in its individual capacity
but solely as Note Trustee,

  by
     ____________________